Exhibit 99.1

MT. HOOD SOLUTIONS COMPANY

CONSOLIDATED BALANCE SHEETS
MARCH 31, 2011 AND DECEMBER 31, 2010

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

ASSETS
Current assets
Cash and cash equivalents	$129,041	$243,032
Marketable securities — Note 3	28,798	28,884
Accounts and note receivable, net of allowance — Note 2	2,457,314	2,223,540
Employee receivables	27,084	27,353
Due from related party	10,000	10,000
Inventory	1,728,363	1,710,449
Prepaid expenses and other current assets	180,355	213,318

Total current assets	4,560,955	4,456,576

Property and equipment, net — Note 4	4,440,051	4,474,925

Other assets
Intangible assets, net — Note 5	22,387	25,072

	$9,023,393	$8,956,573

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Line of credit — Note 6	$625,155	$738,210
Accounts payable	1,332,782	1,126,875
Deferred compensation — Note 10	783,896	783,896
Accrued expenses and other current liabilities — Note 10	798,081	1,001,537
Income taxes payable	19,559	14,640

Total current liabilities	3,559,473	3,665,158

Commitments and contingencies — Note 7	—	—

Stockholder’s equity
Common stock, no par value, authorized 1,000 shares, 37 shares issued and outstanding at March 31, 2011 and December 31, 2010	95,738	95,738
Retained earnings	5,348,558	5,175,378
Accumulated other comprehensive loss	(8,029)	(1,726)

	5,436,267	5,269,390

Non-controlling interest	27,653	22,025

	$9,023,393	$8,956,573

See Notes to Consolidated Financial Statements

MT. HOOD SOLUTIONS COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2011	2010

Revenue
Products and services	$5,683,679	$5,322,447

Costs and Expenses
Cost of sales	2,639,911	2,363,937
Selling, general and administrative	2,572,829	2,537,362
Depreciation and amortization	190,395	186,675

Total costs and expenses	5,403,135	5,087,974

Income from Operations	280,544	234,473

Other Income (Expense)
Interest expense	(3,318)	(1,577)
Rental income	21,542	21,028
(Loss) gain on sale of property and equipment	(7,592)	800
Other	8,784	5,774

Total other income (expense)	19,416	26,025

Net Income Before Income Taxes	299,960	260,498

Income Taxes	(5,718)	(4,010)

Net Income	294,242	256,488

Net Income (Loss) Attributable to Non-Controlling Equity Interest	5,628	(975)

Net Income Attributable to Mt. Hood Solutions Company	299,870	255,513

Other Comprehensive Income
Unrealized (loss) gain on marketable securities	(6,303)	1,624

Comprehensive Income	$293,567	$257,137

See Notes to Consolidated Financial Statements

MT. HOOD SOLUTIONS COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY AND COMPREHENSIVE LOSS
THREE MONTHS ENDED MARCH 31, 2011 AND 2010

			Accumulated
	Common Stock		Other	Retained	Non-controlling
	Shares	Amount	Comprehensive Loss	Earnings	Interest	Total

Balance as of December 31, 2009	37	$95,738	$(11,067)	$5,016,732	$36,027	$5,137,430

Distributions				(118,936)		(118,936)

Net income				255,513	975	256,488

Unrealized gain on marketable securities			1,624			1,624

Balance as of March 31, 2010	37	95,738	(9,443)	5,153,309	37,002	5,276,606

Distributions				(904,851)	(19,374)	(924,225)

Net income				926,920	4,397	931,317

Unrealized gain on marketable securities			7,717			7,717

Balance as of December 31, 2010	37	95,738	(1,726)	5,175,378	22,025	5,291,415

Distributions				(121,062)		(121,062)

Net income				294,242	5,628	299,870

Unrealized loss on marketable securities			(6,303)			(6,303)

Balance as of March 31, 2011	37	$95,738	$(8,029)	$5,348,558	$27,653	$5,463,920

See Notes to Consolidated Financial Statements

MT. HOOD SOLUTIONS COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2011	2010

Cash provided by operating activities
Net income	$299,870	$256,488
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	190,395	178,741
Provision for doubtful accounts	12,000	12,000
Loss on sale of property and equipment	7,592	—
Changes in working capital components:
Accounts receivable	(245,774)	(80,248)
Investments	—	(81)
Employee receivable	270	2,869
Inventory	(17,914)	126,206
Prepaid expenses and other assets	32,962	47,263
Accounts payable and accrued expenses	2,451	(520,204)
Accrued income taxes	4,918	4,010
Deferred compensation	—	7,839

Cash provided by operating activities	286,770	34,883

Cash used in investing activities
Purchases of property and equipment	(160,426)	(106,501)
Purchase of marketable securities	(6,217)	—

Cash used in investing activities	(166,643)	(106,501)

Cash (used in) provided by financing activities
Distributions to stockholder	(121,062)	(118,936)
Net advances from line of credit	(113,056)	212,670

Cash (used in) provided by financing activities	(234,118)	93,734

Net change in cash and cash equivalents	(113,991)	22,116
Cash and cash equivalents at beginning of period	243,032	57,403

Cash and cash equivalents at end of period	$129,041	$79,519

See Notes to Consolidated Financial Statements

MT. HOOD SOLUTIONS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 —	BUSINESS DESCRIPTION

Mt. Hood Solutions Company (“MHS”) is a manufacturer and distributor of over 300 industrial detergents and other cleaning compounds headquartered in Portland, Oregon. Its customers primarily consist of institutional and commercial enterprises in Oregon, Washington, Utah, Colorado, California and Idaho.

AML2, LLC (“AML2”) was founded in 2008, to manufacture a cleaning compound for use in institutional and commercial enterprises. AML2 is headquartered in Portland, Oregon.

Principles of Combination and Consolidation

MHS and AML2 (collectively the “Company”) have common ownership and management. The financial statements of these two companies have been consolidated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810 “Consolidation”.

The non-controlling equity interest amounts shown represent the third-party ownership interest in AML2. All inter-company transactions are eliminated in these consolidated financial statements.

NOTE 2 —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates and such differences could affect the results of operations reported in future periods.

Cash and Cash Equivalents

The Company considers all cash accounts and all highly liquid short-term investments purchased with an original maturity of three months or less to be cash or cash equivalents. As a result of the Company’s cash management system, checks issued but not presented to the banks for payment may create negative book cash balances. Such negative balances are included in trade accounts payable and totaled $243,007 and $44,063 at March 31, 2011 and December 31, 2010, respectively.

Marketable Securities

At March 31, 2011 and December 31, 2010, the Company held equity securities classified as available for sale. Available for sale securities are carried at fair market value with the unrealized holding gains and losses reported in other comprehensive income. For determining gross realized gains and losses, the cost of securities sold is based upon specific identification. Quoted market prices are used in determining the fair market value of the Company’s investments.

Accounts and Notes Receivable

Accounts and notes receivable consist of amounts due from customers for product sales and services. Accounts and notes receivable are reported net of an allowance for doubtful accounts. The allowance is management’s best estimate of uncollectible amounts and is based on a number of factors, including overall credit quality, age of outstanding balances, historical write-off experience and specific account analysis that projects the ultimate collectability of the outstanding balances. As of March 31, 2011and December 31, 2010, the allowance was $123,394 and $206,460, respectively.

MT. HOOD SOLUTIONS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Inventory

Inventory is stated at the lower of cost or market determined using the last in-first out (LIFO) cost method.

Property and Equipment

Property and equipment is stated at cost, less accumulated depreciation and amortization. Depreciation and amortization is provided using the straight-line method over the estimated useful lives of individual assets or classes of assets as follows:

Building Improvements	15 years
Dish Machines	5 years
Office Equipment and Furniture	5 years
Machinery and Equipment	5 years
Vehicles	5 years

When an asset is sold or otherwise disposed, the related cost and accumulated depreciation or amortization are removed from the respective accounts and the gain or loss is recognized. Maintenance and repairs are charged to expense when incurred.

Intangible Assets

Intangible assets include customer relationships and formulas purchased during acquisitions. Customer relationships are amortized on a straight-line basis over the expected average life of the acquired accounts, which is five years.

Long-lived Assets

In accordance with FASB ASC 360-10-35 “Impairment of Disposal of Long-lived Assets”, losses related to the impairment of long-lived assets are recognized when the carrying amount is not recoverable and exceeds its fair value. When facts and circumstances indicate that the carrying values of long-lived assets may be impaired, management of the Company evaluates recoverability by comparing the carrying value of the assets to projected future cash flows, in addition to other qualitative and quantitative analyses.

Compensated Absences

Employees of the Company are entitled to paid vacation, sick days and personal days, depending on job classification, length of service, and other factors. It is impractical to estimate the amount of compensation for future absences and accordingly no liability has been recorded in the accompanying financial statements. The company’s policy is to recognize the costs of compensated absences when actually paid to employees.

Revenue Recognition

Revenue from product sales and services is recognized when the services are performed or the products are delivered to the customer, provided that persuasive evidence of a sales arrangement exists, both title and risk of loss have passed to the customer, and collection is reasonably assured.

Advertising

The Company expenses non-direct advertising costs when incurred. Advertising expense was $18,114 and $18,195 for the three months ended March 31, 2011 and 2010, respectively.

MT. HOOD SOLUTIONS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Income Taxes

Effective July 1, 2003, the Company’s stockholder elected that the corporation be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under this provision, the stockholder is taxed on his proportionate share of the Company’s taxable income. As a Subchapter S corporation, the Company bears no liability or expense for federal income taxes. The Company is required to file income tax returns in several states. Various states do not recognize Subchapter S of the Internal Revenue Code and as such the Company may incur income tax expense.

FASB ASC 740-10, “Income Taxes”, clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the balance sheet. It also provides guidance on derecognition, measurement and classification of amounts related to uncertain tax positions, accounting for and disclosure of interest and penalties, accounting in interim period disclosures and transition relating to the adoption of new accounting standards. Under FASB ASC 740-10, the recognition for uncertain tax positions should be based on a more likely than not threshold that the tax position will be sustained upon audit. The tax position is measured as the largest amount of benefit that has a greater than fifty percent probability of being realized upon settlement. Management has determined that adoption of this topic has had no effect on the Company’s balance sheet.

Fair Value of Financial Instruments

The Company’s financial instruments include cash, marketable securities, receivables and accrued liabilities. The Company adopted the provisions of FASB ASC Topic 820 “Fair Value Measurements and Disclosures”, effective January 1, 2008. Under FASB ASC 820-10-30-2, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.

FASB ASC 820-10-30-2 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. Observable inputs are from sources independent of the Company, whereas unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability developed on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 inputs are valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 inputs are valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 inputs are valuations that are unobservable and significant to the overall fair value measurement.

The Company did not have any outstanding financial derivative instruments.

Segment Information

FASB ASC 280, “Segment Reporting”, establishes standards for reporting information regarding operating segments in annual financial statements. Operating segments are identified as components of an enterprise for which separate discrete financial information is available for evaluation by the chief operating decision-maker, or decision-making group in making decisions on how to allocate resources and assess performance.

MT. HOOD SOLUTIONS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company manages, allocates resources and reports in one business segment. The Company’s chief operating decision-maker, as defined under FASB ASC 280, is the Company’s chief executive officer.

Based on the information reviewed by its chief executive officer, the Company operates in one business segment.

NOTE 3 —	FAIR VALUE MEASUREMENTS

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy in accordance with FASB ASC 820-10-30-2, as described in Note 2. The following table presents information about the Company’s marketable securities measured at fair value as of March 31, 2011 and at December 31, 2010.

	Quoted Price in		Significant	(unaudited)
	Active Markets for	Significant Other	Unobservable	Balance as of
	Identical Assets	Observable Inputs	Inputs	March 31,
	(Level 1)	(Level 2)	(Level 3)	2011

Marketable securities actively traded	$28,798	$—	$—	$28,798

	$28,798	$—	$—	$28,798

	Quoted Price in		Significant	(audited)
	Active Markets for	Significant Other	Unobservable	Balance as of
	Identical Assets	Observable Inputs	Inputs	December 31,
	(Level 1)	(Level 2)	(Level 3)	2010

Marketable securities actively traded	$28,884	$—	$—	$28,884

	$28,884	$—	$—	$28,884

NOTE 4 —	PROPERTY AND EQUIPMENT

Property and equipment as of March 31, 2011 and December 31, 2010 consists of the following:

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

Building improvements	$3,615,615	$3,615,615
Dish machines	2,341,156	2,233,047
Office equipment and furniture	87,955	87,955
Machinery and equipment	818,283	812,966
Vehicles	1,205,870	1,180,747

	8,068,879	7,930,330
Less: accumulated depreciation	(3,628,828)	(3,455,405)

	$4,440,051	$4,474,925

Depreciation expense for the three months ended March 31, 2011 and 2010 is $187,710 and $183,990, respectively.

MT. HOOD SOLUTIONS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 5 —	INTANGIBLE ASSETS

Intangible assets as of March 31, 2011 and December 31, 2010 consists of the following:

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

Customer list	$53,726	$53,726
Less: accumulated amortization	(31,339)	(28,654)

	$22,387	$25,072

Amortization expense for the three months ended March 31, 2011 and 2010 is $2,685 and $2,685 respectively.

As of March 31, 2011, future amortization of customer relationships for the next three years is as follows:

Twelve months ending March 31,
2012	$8,060
2013	10,745
2014	3,582

$22,387

NOTE 6 —	LINE OF CREDIT

In July 2010, the Company amended its revolving line of credit with a financial institution having a maximum borrowing of up to $3,000,000. The line of credit matures on March 31, 2012. Borrowings under these lines are used for general working capital purposes and capital expenditures. The line of credit is collateralized by accounts receivable and substantially all assets not otherwise encumbered. Interest is payable monthly at the bank’s announced prime rate less 0.50%, which at March 31, 2011 was 3.25%. The line of credit contains financial covenants which the Company met at March 31, 2011. At March 31, 2011 and December 31, 2010, the Company had borrowings totaling $625,155 and $738,210, respectively.

NOTE 7 —	COMMITMENTS AND CONTINGENCIES

The Company leases its headquarters and other facilities, equipment and vehicles under operating leases that expire at varying times through 2023. Future minimum lease payments for operating leases that had initial or remaining non-cancelable lease terms in excess of one year as of March 31, 2011 are as follows:

Twelve months ending March 31,
2012	$675,984
2013	675,984
2014	675,984
2015	675,984
2016	675,984
Thereafter	4,743,804

$8,123,724

The Company leases its headquarters from a limited liability company related through common ownership. The lease expires March 2023 and has two five-year renewal options. Under terms of the lease, the Company is responsible for utilities, maintenance, taxes and insurance. Future payments under this lease

MT. HOOD SOLUTIONS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

totaling $8,059,200 are included in the above figures. During the three months ended March 31, 2011 and 2010, the Company paid this related party $160,810 and $166,950, respectively, as rent for use of the facility.

Total rent expense for operating leases, including those with terms of less than one year was approximately $189,734 for the three months ended March 31, 2011.

The Company has determined that, as a potentially responsible party, it is likely that it has incurred a liability for environmental remediation costs resulting from leasing certain real property in past years. The Company has accrued approximately $150,000 of estimated environmental remediation costs in accrued liabilities as of March 31, 2011 and December 31, 2010.

NOTE 8 —	RELATED-PARTY TRANSACTIONS

As of March 31, 2011, the Company had guaranteed the debt of its related party lessor totaling approximately $4,655,159, which is fully collateralized by property and facilities. The Company is required to perform under the guaranty in the event the related party fails to make contractual payments. The term of the loan covered by this guaranty is through March 2018. There is no recognition of any potential future payment obligation as the Company believes the potential for making this payment is remote.

NOTE 9 —	EMPLOYEE BENEFIT PLAN

The Company has a 401(k) profit sharing plan which covers all eligible employees. Plan participants can make voluntary contributions of up to $16,500 of compensation, subject to certain limitations. Under this plan, the Company may contribute to participants’ accounts at management’s discretion. Total Company contributions to the plan for the three months ended March 31, 2011 and 2010 was $60,000 and $60,000, respectively. Accrued contributions of $59,859 and $230,000 are included in accrued liabilities at March 31, 2011 and December 31, 2010, respectively.

NOTE 10 —	SUPPLEMENTAL FINANCIAL INFORMATION

Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities as of March 31, 2011 and December 31, 2010 consists of the following:

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

Sales tax payable	$89,546	$85,806
Accrued commissions	151,231	136,620
Accrued payroll and payroll taxes	39,000	39,412
Profit sharing	59,859	230,000
Other accrued expenses	458,445	509,699

	$798,081	$1,001,537

The Company entered into a deferred compensation agreement with an employee in December 1993. The agreement provides that the Company pay the employee an incentive bonus based upon the number of full employment years and average monthly pay of the employee at termination. The amount is fully vested. The Company’s liability is approximately $783,896 at March 31, 2011 and December 31, 2010.

MT. HOOD SOLUTIONS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Supplemental Disclosure of Cash Flow Information

Supplemental cash flow information with respect to the three months ended March 31, 2011 and the year ended December 31, 2010 is as follows:

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

Cash paid for:

Interest	$3,318	$7,375

Income taxes	$5,718	$25,741

Shareholder loan converted to equity	$—	$585,481

NOTE 11 —	SUBSEQUENT EVENTS

The Company evaluated all events and transactions through July 12, 2011, the date these financial statements were issued. During this period, there were no material recognizable or non-recognizable subsequent events except for the following:

On May 4, 2011, the Company entered into an agreement under which it sold certain assets and liabilities of the Company to Swisher Hygiene, Inc. Assets sold included substantially all inventory and supplies, accounts receivable, property and equipment, customer lists, and other assets.